                        (COOPERS & LYBRAND LETTERHEAD)
                                                                      Exhibit 11





                       CONSENT OF INDEPENDENT ACCOUNTANTS

                -----------------------------------------------



We consent to the inclusion in this Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (File No. 2-82592) of our report dated June 27, 1997, on our audits of the financial statements and financial highlights of Reserve Tax-Exempt Trust.


We also consent to the reference to our firm under the caption "Financial Highlights" in the prospectus.


                                  COOPERS & LYBRAND L.L.P.


New York, New York

October 16, 1997